Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Landmark Energy Enterprise Inc (formerly “Reflex Inc) (the “Company”) on Form 10-KT for the transition period  between October 31, 2010 and January 31, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Yidian Dong, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 2, 2012	/s/ Yidian Dong
Yidian Dong Chief Executive Officer